UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  October 20, 2006

TORA TECHNOLOGIES INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2470 St. Rose Parkway, Suite 304, Henderson, Nevada		89074
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 1-866-347-5057

205 - 1990 East Kent Avenue, Vancouver, British Columbia, V5P 4X5, Canada
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On October 20, 2006, Tora Technologies Inc. (“Tora”) signed an Asset Purchase Agreement with Manhattan Assets Corp. (“Manhattan”) for the purchase and sale of certain assets of Manhattan, including a 100% interest in Makeup Incorporated, for an acquisition cost of $1.00 and the assumption of certain debt.

Pursuant to the terms of the Asset Purchase Agreement, Tora acquired certain assets from Manhattan, including, among others, the assets listed in Schedule “A” of the Asset Purchase Agreement, and all other documents and information related to those assets.

The assets include a 100% interest in Makeup Incorporated, a Nevada corporation, and all of the assets owned by Makeup Incorporated, which include (1) a 100% indirect interest in Online Makeup Inc., a British Columbia corporation, (2) a 100% indirect interest in the following five domain names: www.makeup.com, www.boutiquecosmetics.com, www.boutiquecosmetics.ca, www.makeupsurplus.com, and www.surplusmakeup.com, as listed in more detail in Schedule “A” of the Asset Purchase Agreement, and (3) a 100% indirect interest in the Navision accounting software used in Makeup Incorporated’s online makeup business.

As consideration for Makeup Incorporated and the related assets, Tora paid $1.00 to Manhattan and agreed to and accepted the assignment of $216,107 in debt owed by Manhattan to Makeup Incorporated pursuant to the terms and conditions of an assignment of debt agreement.

See Exhibit 10.4 - Asset Purchase Agreement and Exhibit 10.5 - Assignment of Debt Agreement as attached to this Current Report for more details.

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Item 2.01. Completion of Acquisition or Disposition of Assets.

Tora acquired a 100% interest in Makeup Incorporated. See Item 1.01 above for more details.

Item 5.01. Changes in Control of Registrant.

On October 20, 2006, there was a change in control in the voting shares of Tora. The basis of the change in control was a change in the controlling shareholder.

Manhattan Assets Corp. acquired a controlling interest by acquiring an aggregate 13,343,250 shares of common stock, which represents 29.8% of the issued and outstanding shares of common stock in the capital of Tora, for the purchase price of $0.0001 per share. Manhattan Assets Corp. used its working capital for payment of the purchase price for the shares. The shares were acquired in two private transactions. One transaction was with Ralph Biggar, the former CEO and President of Tora and the former controlling shareholder, for 11,468,250 shares. The other private transaction was with Scott Randall, a former officer and director of Tora, for 1,875,000 shares.

Prior to the change of control, the following shareholders beneficially owned 5% or more of the issued and outstanding shares of common stock of Tora: Ralph Biggar owned 30.4% of the issued and outstanding shares of common stock, Fete Enterprises S.A. owns 9.9%, Susan Jeffs owns 7.5%, Ulex Holdings S.A. owns 8.5%, and Silver Road Corporation owns7.1%. After the change of control, Ralph Biggar’s ownership was the only one to change and Mr. Biggar now owns no shares of common stock in the capital of the Tora.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 20, 2006, Ralph Biggar resigned as the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, and the Corporate Secretary of Tora, and Scott Randall resigned as a director and officer of Tora.

Also, on October 20, 2006. in their place, Munjit Johal consented to and was appointed as an additional director and as the Chief Financial Officer, Treasurer and Corporate Secretary of Tora, and Robert E. Rook consented to and was appointed the Chief Executive Officer and the President of Tora, all by consent resolutions of the board of directors.

The directors of Tora are currently Ralph Biggar and Munjit Johal and management is currently made up of Robert E. Rook and Munjit Johal.

Ralph Biggar has been a director of Tora since July 2003 and was the CEO and President from July 2003 to October 2006. Mr. Biggar was a stockbroker from 1990 to March 2000 for Georgia Pacific Securities in Vancouver, Canada. In June 2000, Mr. Biggar founded Canwood Capital Corp. which specialized in assisting high net worth individuals to look for investment opportunities in venture companies. Mr. Biggar resigned as director and officer of Canwood Capital on September 20, 2004 in order to focus entirely on Tora’s business. Mr. Biggar still retains 100% ownership of Canwood Capital. However, Canwood Capital currently has no directors or officers and is no longer carrying on business.

Since 1998, Robert E. Rook has been a financial consultant in west Texas and southern California. Prior to that Mr. Rook was the Executive Vice President and Senior Lender of Norwest Bank in El Paso, Texas from 1980 to 1997. Mr. Rook has also owned and operated several companies during his career.Mr. Rook has a Bachelor‘s degree in Finance from West Texas A & M University.

Mr. Johal has broad experience in accounting, finance and management in the public sector. Since September 2002, Mr. Johal is currently serving as the Chief Financial Officer of Secured Diversified Investment, Ltd. Mr. Johal held the same position with Dippy Foods, Inc from 1998 to 2002 and Bengal Recycling from 1996 to 1997. As the Chief Financial Officer for these companies, Mr. Johal was primarily responsible for overseeing the financial affairs of these entities and ensuring their financial statements were accurate and complete and complied with all applicable reporting requirements. From 1990 to 1995, Mr. Johal served as the Executive Vice President for Pacific Heritage Bank in Torrance, California. Mr. Johal earned his MBA degree from the University of San Francisco in 1980. He received his BS degree in History from the University of California, Los Angeles in 1978.
There is no family relationship among the directors or officers.

During the last two years, there has been no transaction or proposed transaction that Tora was or is a party to in which any of the directors officers had or is to have a direct or indirect material interest.

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Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including all the exhibits listed in Item 9.01 below , is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in the exhibits listed in Item 9.01 below is incorporated herein by reference.

Item 8. Other Events.

On October 20, 2006, Tora acquired Makeup Incorporated. A press release regarding the acquisition was issued on October 20, 2006. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description	Status
10.4	Asset Purchase Agreement dated October 20, 2006 between Tora Technologies Inc. and Manhattan Assets Corp.	Included
10.5	Assignment of Debt Agreement dated October 20, 2006 among Tora Technologies Inc., Manhattan Assets Corp. and Makeup Incorporated.	Included
99.1	Press release dated October 20, 2006 announcing the acquisition of Makeup Incorporated.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tora Technologies Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

TORA TECHNOLOGIES INC.

Dated: October 20, 2006                           By: /s/ Robert E. Rook
Robert E. Rook - CEO & President

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EXHIBIT 10.4

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THIS ASSET PURCHASE AGREEMENT made on the 20th day of October, 2006,

B E T W E E N:

TORA TECHNOLOGIES INC., a company incorporated under the laws of Nevada and with an executive office at 205 - 1990 East Kent Avenue, Vancouver, British Columbia, V5P 4X5

(the “Company”)

A N D:

MANHATTAN ASSETS CORP., a company incorporated under the laws of Nevada with an executive office at 132 Via Havre, Newport Beach, California, 92663

(the “Vendor”)

WHEREAS:

A. The Vendor is the beneficial owner of certain assets as listed in Schedule “A” attached to and forming part of the agreement (the “Assets”).

B. The Vendor wishes to sell, and the Company wishes to purchase, the Assets from the Vendor.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements contained herein, $10.00 and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are acknowledged, the parties hereto agree with each other as follows:

Interpretation

1.  The definitions in the recitals are part of this agreement.

2.  In this agreement:

a.
“Assets” mean all the assets pertaining to the Vendor’s online makeup business, including, among others, the assets listed in Schedule “A” attached to this agreement, and all other documents and information related to these assets.

b.	“Debt” means the US$216,107 that the Vendor owes Makeup Incorporated for the Software.

c.	“Effective Date” means October 20, 2006.

d.	“Software” means the Navision accounting software that is owned by the Vendor.

Terms and Conditions of the Asset Purchase

Acquisition of Assets

3.  The Vendor will transfer all of its right, title and interest in the Assets to the Company at closing so that the Company becomes the sole beneficial and legal owner of the Assets as of the Effective Date.

Purchase Price

4.  The Purchase Price for the Assets is as follows:

a.	US$1.00 in the lawful currency of the United States; and

b.	the assignment of the Debt to the Company from the Vendor.

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Payment of Purchase Price

5.  As consideration for the purchase and sale of the Assets and as payment of the Purchase Price, the Company will deliver the following to the Vendor:

a.	US$1.00 in the lawful currency of the United States; and

b.	a signed assignment of debt agreement for the assignment of the Debt to the Company from the Vendor.

Assignment in Trust

6.  It is acknowledged that as of the Effective Date the Vendor will have transferred, assigned and set over to the Company all of the right, title, benefit and interest of the Vendor in the Assets, and that, with respect to those Assets of which the transfer of legal ownership has not yet been affected, the Vendor will hold such Asset or Assets in trust for the Company and the benefits derived thereunder will be for the account of the Company.

Closing

7.  At closing, the Vendor will deliver all the documents and information relating to the Assets, including any documents required for the transfer of any Assets.

8.  At closing, the Company will deliver the following:

a.	a copy of all corporate documents required for the acquisition of the Assets, including the director’s resolutions approving the payment of the Purchase Price for the Assets; and

b.	an assignment of debt agreement for the Debt.

Representations and Warranties

The Company

9.   The Company represents and warrants as follows to the Vendor, and the Company acknowledges and confirms that the Vendor is relying upon such representations and warranties in connection with the purchase by the Company of the Shares:

a.	It is a company formed and in good standing under the laws of Nevada.

b.	It has the legal capacity and authority to make and perform this agreement.

c.	The signing of this agreement and the performance of its terms have been duly authorized by all necessary corporate actions including the resolution of the board of directors of the Company.

10.  The representations and warranties contained in Section 9 are provided for the exclusive benefit of the Vendor, and a breach of any one or more thereof may be waived by the Vendor in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 9 will survive the signing of this agreement.

The Vendor

11.  The Vendor represents and warrants as follows to the Company and acknowledges and confirms that the Company is relying on such representations and warranties in connection with its purchase of the Assets:

a.	The Vendor is a company formed and in good standing under the laws of Nevada.

b.	The Vendor has the legal capacity and authority to make and perform this agreement.

c.	The Vendor has the authority to transfer the Assets as described in this agreement.

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d.	The Vendor is and will be, at the time of transfer of the Assets to the Company, the recorded holder and beneficial owner of the Assets.

e.
No person other than the Company has any proprietary right, present or future, contingent or absolute, to purchase any or all of the Assets and there are no outstanding agreements or options to acquire or purchase the Assets or any portion thereof, and no person has any royalty or other interest whatsoever in the development and use of the Assets.

f.	There is no adverse claim or challenge against or to the ownership of or title to the Assets, nor, to the knowledge of the Vendor, is there any basis therefor.

g.	The Vendor is not in default with respect to any judgement, order, notice, writ, injunction, decision, ruling, decree or award of any government body, and there are no:

i.
actions, suits, claims, trials, demands, investigations, arbitrations, enquiries or other proceedings commenced or pending, or to the knowledge of the Vendor, threatened against, with respect to, or affecting in any manner, the Vendor or its Assets, and the Vendor has no reasonable grounds to believe that there is any basis for such action, proceeding, or enquiry, which might now or hereafter constitute an encumbrance upon any of the Assets; and

ii.	outstanding judgements, orders, decrees, writs, injunctions, decisions, rulings, or awards against, with respect to, or in any manner affecting the Vendor or the Assets.

h.	Neither the execution nor the delivery of this agreement nor the completion of the transactions contemplated by this agreement will result in the creation of an encumbrance on the Assets.

i.	Neither the Vendor nor the Assets are a party to or bound by any material contract.

j.
The Vendor has made or caused to be made due inquiry with respect to each covenant, agreement, obligation, representation and warranty contained in this agreement, the Schedule and any certificates or other documents referred to in this agreement or furnished to the Company pursuant to this agreement, and none of the aforesaid covenants, agreements, obligations, representations, warranties, Schedule, certificates or documents contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

12.  The representations and warranties contained in Section 11 are provided for the exclusive benefit of the Company, and a breach of any one or more thereof may be waived by the Company in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 11 will survive the signing of this agreement.

Covenants and Acknowledgements

13.  The Vendor covenants with the Company that:

a.
The Vendor will take or cause to be taken all proper steps, actions, and corporate proceedings by the Vendor to enable the Vendor to transfer to the Company good and marketable title in the Assets, free and clear of all encumbrances.

b.	The Vendor will relinquish possession of the Assets to the Company on Closing.

c.	The Vendor will sign and deliver all such documents and other instruments as are required to be signed and delivered by the Vendor pursuant to this agreement.

14.  The Company covenants with the Vendor that:

a.	The Company will take or cause to be taken all proper steps, actions, and corporate proceedings to enable it to fulfill its obligations under this agreement.

b.	The Company will sign and deliver all such documents and other instruments as are required to be signed and delivered by the Company pursuant to this agreement.

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15.  The parties acknowledge that they have each entered into this agreement relying on the representations, warranties, covenants and agreements of the other party and other terms and conditions of this agreement and that no information which is now known, which may become known, or which could upon investigation have become known to the other parties or any of their present or future officers, directors or professional advisors will in any way limit or extinguish any rights any of them may have against the other.

Indemnification

Indemnification by the Vendor

16.  The Vendor will indemnify the Company from any and all debts or liabilities arising out of or from the Assets prior to the Effective Date.

17.  The Vendor covenants and agrees to indemnify and save harmless the Company of and from any loss whatsoever arising out of, under or pursuant to:

a.	any loss suffered by the Company as a result of any breach of any representation, warranty or covenant of the Vendor contained in this Agreement;

b.	all claims, demands, costs and expenses (including legal fees, disbursements and charges on a solicitor and his own client basis) in respect of the foregoing.

Indemnification by the Company

18.  The Company covenants and agrees to indemnify and save harmless the Vendor of and from any loss whatsoever arising out of, under or pursuant to:

a.	any loss suffered by the Vendor as a result of any breach of any representation, warranty or covenant of the Company contained in this agreement; and

b.	all claims, demands, costs and expenses (including legal fees, disbursements and charges on a solicitor and his own client basis) in respect of the foregoing.

General

19.  Time is of the essence of this agreement.

20.  This agreement is governed by the laws of Nevada and must be litigated in the courts of Nevada.

21.  Any notice that must be given or delivered under this agreement must be in writing and delivered by hand to the address or transmitted by fax to the fax number provided by the party and is deemed to have been received when it is delivered by hand or transmitted by fax unless the delivery or transmission is made after 4:00 p.m. or on a non-business day where it is received, in which case it is deemed to have been delivered or transmitted on the next business day. Any payments of money must be delivered by hand or wired as instructed in writing by the receiving party. Any delivery other than a written notice or money must be made by hand at the receiving party’s address.

22.  This agreement constitutes the entire agreement between the parties and supersedes all previous communications, representations and agreements, whether oral or written, between the parties with respect to the subject matter of this agreement.

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23.  The Vendor may not assign this agreement or any part of it to another party.

24.  Any amendment of this agreement must be in writing and signed by the parties.

25.  This agreement enures to the benefit of and binds the parties and their respective successors, heirs and permitted assignees.

26.  No failure or delay of any party in exercising any right under this agreement operates as a waiver of the right. That party’s rights under this agreement are cumulative and do not preclude that party from relying on or enforcing any legal or equitable right or remedy.

27.  If any provision of this agreement is or becomes invalid, illegal or unenforceable in any respect in any jurisdiction then such provision will be severed in that jurisdiction. The remaining provisions of this agreement will continue to be valid, legal and enforceable. The severed provision will also continue to be valid, legal and enforceable in all other jurisdictions where the validity, legality and enforceability of such severed provisions is not affected or impaired.

28.  The representations, warranties, indemnities, covenants and agreements made by the parties each to the other in or pursuant to this agreement will survive the Closing of the transaction and will accrue for the benefit of the respective parties notwithstanding such Closing, and regardless of any investigation by or on behalf of the respective parties with respect thereto, will continue in full force and effect for the benefit of the respective parties.

29.  This agreement may be signed in counterparts and delivered to the parties by fax, and the counterparts together are deemed to be one original document.

The parties’ signatures below are evidence of their agreement as of the Effective Date.

Tora Technologies Inc. Per: /s/ Authorized Signatory _______________ Authorized Signatory	Manhattan Assets Corp. Per: /s/ Authorized Signatory _______________ Authorized Signatory

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Schedule “A”

Schedule “A” to the asset purchase agreement dated October 20, 2006 between Tora Technologies Inc. and Manhattan Assets Corp.

(Number of pages: 2)

List of Assets

●	100% interest in Makeup Incorporated, a corporation registered under the laws of the State of Nevada.

●	100% interest in the domain name , and held indirectly through Makeup Incorporated.

●	100% interest in the domain name , and held indirectly through Makeup Incorporated.

●	100% interest in the domain name , and held indirectly through Makeup Incorporated.

●	100% interest in the domain name , and held indirectly through Makeup Incorporated.

●	100% interest in the domain name , and held indirectly through Makeup Incorporated.

●	100% interest in Online Makeup Inc., a corporation registered under the laws of the Province of British Columbia, and held indirectly through Makeup Incorporated.

●	Navision software.

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EXHIBIT 10.5

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ASSIGNMENT OF DEBT AGREEMENT

THIS ASSIGNMENT OF DEBT AGREEMENT dated the 20th day of October, 2006,

AMONG:

TORA TECHNOLOGIES INC., a company incorporated under the laws of Nevada and with an executive office at 205 - 1990 East Kent Avenue, Vancouver, British Columbia, V5P 4X5

(the“Assignee”)

AND:
MANHATTAN ASSETS CORP., a company incorporated under the laws of Nevada with an executive office at 132 Via Havre, Newport Beach, California, 92663

(the “Assignor”)

AND:
MAKEUP INCORPORATED, a company incorporated under the laws of Nevada with an executive office at 3388 Via Lido, 4th Floor, Newport Beach, California, 92663

(the “Creditor”)

WHEREAS:

A.  The Assignor is indebted to the Creditor for the aggregate amount of US$216,107 (the “Debt”)

B.	The Assignee has agreed to purchase certain assets from the Assignor pursuant to the terms and conditions of an asset purchase agreement dated October 20, 2006, between the Assignee and the Assignor.

C.
As a condition of that asset purchase agreement, the Assignee has agreed to accept the assignment of the Debt from the Assignor upon the terms and conditions contained in this agreement as part of the consideration for the assets.

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is acknowledged, the parties agree that:

1.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNOR

1.1 The Assignor represents, warrants and covenants to the Assignee that:

(a)	the above premises are true and complete, that the Debt has not been prepaid in full or in part, and that the Creditor been given notice of and has consented to this assignment;

(b)	the full amount of the Debt is due and owing by the Assignor to the Creditor; and

(c)
the Assignor now has a good right, full power and absolute authority to assign its right, title and interest in and to the Debt in the manner set out in Article 2 hereof according to the true intent and meaning of this agreement.

1.2 The representations, warranties and covenants contained in Section 1.1 are provided for the exclusive benefit of the Assignee and a breach of any one or more thereof may be waived by the Assignee in whole or in part at any time without prejudice to his rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Article 1 shall survive the execution of this agreement.

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2.  ASSIGNMENT AND PURCHASE OF THE DEBT

2.1 The Assignor grants, assigns, transfers and sets over unto the Assignee its entire right, title and interest in and to the Debt, including, without limitation, all rights, benefits and advantages of the Assignor to be derived therefrom and all burdens, obligations and liabilities to be derived thereunder, in consideration of the premises and in consideration of payment of the sum of US$10.00 and for other good and valuable consideration.

3.  CONSENT OF CREDITOR

3.1 The Creditor acknowledges receipt of notice of the assignment of Debt pursuant to the terms and conditions of this agreement and further consents to the assignment of the Debt by the Assignor to the Assignee.

4.  COUNTERPART

4.1 This agreement may be signed in one or more counterparts, each of which when so signed will be deemed an original, and such counterparts together will constitute one in the same instrument.

IN WITNESS WHEREOF this agreement was signed by the parties hereto as of the day and year first above written.

The Common Seal of                                                          )
Tora Technologies Inc.                                                     )
affixed was hereunto in the presence of:                        )
                                                                                               )    C/S
 /s/ Authorized Signatory                                                  )
                                                                                               )
Authorized Signatory                                                        )

The Common Seal of                                                          )
Manhattan Assets Corp.                                                   )
affixed was hereunto in the presence of:                        )
                                                                                               )    C/S
 /s/ Authorized Signatory                                                  )
                                                                                               )
Authorized Signatory                                                        )

The Common Seal of                                                          )
Makeup Incorporated                                                        )
affixed was hereunto in the presence of:                        )
                                                                                              )    C/S
 /s/ Authorized Signatory                                                 )
                                                                                               )
Authorized Signatory                                                       )

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EXHIBIT 99.1

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Tora Technologies Inc.	News Release
2470 St. Rose Parkway, Suite 304, Henderson, Nevada, 89074	Contact Information Phone: 1-866-347-5057
Trading Symbol: TORA Exchange: OTCBB

Tora acquires www.makeup.com

Henderson, Nevada - October 20, 2006 - TORA TECHNOLOGIES INC. (NASD OTCBB: TORA) (“Tora”) is pleased to announce it has completed the acquisition of Makeup Incorporated and all its assets, including the domain name www.makeup.com. As consideration for Makeup Incorporated and the related assets, Tora paid $1.00 to Manhattan Assets Corp. and agreed to and accepted the assignment of $216,107 in debt owed by Manhattan Assets Corp. to Makeup Incorporated.

Also, there has been a change in management and in the board of directors. Robert E. Rook has been appointed as Tora’s new CEO and President and Munjit Johal has been appointed as Tora’s new CFO, Treasurer and Corporate Secretary. Mr. Johal has also been appointed as a new director of Tora with Scott Randall resigning as a director and officer of Tora.

Mr. Rook has been a financial consultant in west Texas and southern California since 1998. Prior to that Mr. Rook was the Executive Vice President and Senior Lender of Norwest Bank in El Paso, Texas from 1980 to 1997. Mr. Rook has a Bachelor‘s degree in Finance from West Texas A & M University.

Mr. Johal has broad experience in accounting, finance and management in the public sector. Mr. Johal has held the office of CFO on several other reporting companies, As the CFO for these companies, Mr. Johal was primarily responsible for overseeing the financial affairs of these entities and ensuring their financial statements were accurate and complete and complied with all applicable reporting requirements. Mr. Johal earned his MBA degree from the University of San Francisco in 1980.

About Tora Technologies Inc.

Tora is a Nevada based corporation with an online makeup business.

This news release may contain, in addition to historical information, forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections or implied results. Please refer to Tora’s filings with the Securities and Exchange Commission for a summary of important factors that could affect Tora’s forward-looking statements. Tora undertakes no obligation to revise these statements following the date of this news release.

TORA TECHNOLOGIES INC.

Per: “Robert E. Rook”
_____________________________
Robert E. Rook - President

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